SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2005

eLINEAR, Inc.
(Exact name of registrant as specified in Charter)

DELAWARE	0-27418	76-0478045
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

2901 West Sam Houston Parkway, Suite E-300 Houston, Texas 77043
(Address of Principal Executive Offices)(Zip Code)

713-358-5060
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    (b) On December 16, 2005, Kevan M. Casey tendered his resignation as a director of Elinear, Inc. (the “Company”), effective immediately. Mr. Casey resigned to devote more time to his other business interests. Mr. Casey will remain as a consultant to eLinear. Mr. Casey has no disagreements with Company policies or practices. Director Carl A. Chase was chosen to replace Mr. Casey as Chairman. Phillip M. Hardy was appointed to fill the vacancy as Director. Mr. Hardy was hired by the Company on November 16, 2005 to serve as Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number  Exhibit Description

99.1   Press Release dated December 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

eLINEAR, INC.

Dated: December 22, 2005

By:  _/s/ Michael Lewis__________________
    Michael Lewis ,
   Chief Executive Officer